CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Hiko Bell Mining & Oil Company, (the "Company") on  Form 10-QSB  for  the quarter ended September 30, 2007 (the "Report"),  I,  Craig Caldwell,  Chief Executive Officer  of  the  Company, hereby certify that to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d)  of  the  Securities Exchange Act of 1934 (15 U.S.C.  78m or  78o(d)); and

(2)   The  information  contained  in  the Report fairly presents, in all material  respects,  the  financial  condition  and results of operations of the Company.

Dated: November 14, 2007	/s/ Craig Caldwell
Craig Caldwell
President and Chief Executive Officer

The  above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley  Act  of 2002 (18 U.S.C.  1350) and is not being filed as part of the  Form  10-K  or  as  a  separate  disclosure  document.